DowDuPont 2Q18 Earnings Conference Call August 2, 2018

Second Quarter Highlights Financial & Operational Highlights – Sales grew 17% - up in all divisions, all regions – Volume grew 10% with gains in all divisions, all regions – Local price rose 4% with gains in all divisions, all regions – Operating EBITDA increased 29%, up double-digits in all divisions – Adjusted EPS rose 41% to $1.37 Cost Synergy Highlights – >$375MM of cost synergy savings in 2Q, ~$900MM since merger close – Increasing YoY savings target to $1.4B from $1.2B – On pace to deliver 75% of $3.3B run-rate by end of 3Q18 ©2018 DowDuPont. All rights reserved. 2

Progress to Spins & Key Activities

Merger Close Thru 1H18

- Delivered earnings growth each quarter since merger close
- Increased cost synergy target to $3.3B; accelerated Year 1 run-rate target
- Achieved nearly $900MM in cost synergy savings since merger close
- Announced Materials Science leadership
- Announced 10 new Advisory Committee members
- Returned $5.6B to shareholders since merger close

2H18

- Completed realignment of Hemlock Semi. JV to New DuPont
- Announce Corteva and New DuPont leadership
- Achieve 75% cost synergy run-rate by end of 3Q and $1.4B YoY savings in 2018
- Initial Forms 10 filing: New Dow in Sep; Corteva in Oct
- Finalize capital structure
- Investor events – November
- Begin to deploy IT systems and stand up legal entities
- Finalize agreement terms (site services, raw material purchases, etc.)

1H19

- Forms 10 made effective
- Analyst & investor events
- Equity roadshows
- Complete IT systems and legal entity transitions
- New Dow separates
- Corteva separates; New DuPont formed

Timing of Separations	
Dow	April 1, 2019
Corteva agriscience	June 1, 2019
DuPont	June 1, 2019

©2018 DowDuPont. All rights reserved.

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2Q 2018 Financial Highlights1 Financial Performance Snapshot 2Q18 2Q17 B/(W) Net Sales ($MM) 24,245 20,717 3,528 + 17% Operating EBITDA ($MM) 5,676 4,393 1,283 + 29% GAAP EPS from Cont. Ops. ($/share) 0.76 1.07 (0.31) (29%) Adjusted EPS ($/share) 1.37 0.97 0.40 + 41% 2Q 2018 Pro Forma Adjusted EPS Variance Highlights • Continuing synergy $1.37 acceleration • Price & Volume gains • Higher equity earnings • Favorable currency impact • Lower pension & OPEB $0.97 costs • Lower tax rate 2Q17 2Q18 Other • Higher raw material costs Currency Synergies Lower Lower Tax • Increased turnaround Materials Turnarounds Net of Raw of Net Pension/OPEB Equity Equity Earnings Price Volume,&Price activity in Materials Science ©2018 DowDuPont. All rights reserved. 4 1. Prior year net sales and non-GAAP information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

3Q18 Modeling Guidance

Refer to slide 12 in Appendix for additional commentary on 3Q segment outlook

Net Sales: $20.0B – $20.5B
↗ *up low-teens percent*

Adj. EPS: ↗ *up mid-thirties percent*

Division Outlook 3Q18 vs. 3Q17[1]		Net Sales	Op. EBITDA (incl. Equity Earnings)
Agriculture		↗ Up mid-single digits percent	↗ Up mid-twenties percent
Materials Science[2]		↗ Up mid-teens percent	↗ Up high-single digits percent
Spec. Products	Electronics & Imaging[2]	Flat	↗ Up low-single digits percent
Spec. Products	Nutrition & Biosciences	↗ Up mid-teens percent	↗ Up mid-twenties percent
Spec. Products	Transportation & Advanced Polymers	↗ Up mid-single digits percent	↗ Up high-twenties percent
Spec. Products	Safety & Construction	↗ Up high-single digits percent	↗ Up low-teens percent

3Q18

Corporate Segment Operating EBITDA	($175)MM – ($195)MM	3Q Operational Tax Rate (excl. EGL, DuPont Amort. & Sig. Items)	19 – 22%
D&A (includes the DuPont Amortization expense below)	$1.5B – $1.6B (includes step-up D&A)	DuPont Non-operating pension/OPEB (included in Op. EBITDA)	$125MM – $135MM YoY benefit
DuPont Amortization expense (this is added back while calculating Adj. EPS)	~$320MM pre-tax Taxed at ~21%	Net Interest Expense (net of Interest Income, which is reported in Sundry Income/Expense line)	$320MM – $340MM
Net Income attributable to non-controlling Interests (reduced from net income)	~$40MM	Share Count	~2,315MM

YoY Synergy Savings Realized in Q318: $400MM – $425MM

1. All 3Q17 numbers are on a pro forma basis
2. Reflects HSC portfolio realignment between Materials Science Division (PM&C Segment) to Specialty Products Division (E&I Segment)

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©2018 DowDuPont. All rights reserved.

FY18 Modeling Guidance

Full Year Net Sales: ↗ ***up low-teens percent***

Full Year Adj. EPS: ↗ ***up low-twenties percent***

Division Outlook FY18 vs. FY17[1]	Net Sales	Op. EBITDA (incl. Equity Earnings)
Agriculture	Flat	↗ Up mid-single digits percent
Materials Science[2]	↗ Up mid-teens percent	↗ Up mid-teens percent
Specialty Products[2]	↗ Up high-single digits percent	↗ Up high-teens percent

FY18

Corporate Segment Operating EBITDA	($720)MM – ($740)MM	FY Operational Tax Rate (excl. EGL, DuPont Amort. & Sig. Items)	20 – 22%
D&A (includes the DuPont Amortization expense below)	$5.6B – $5.8B (includes step-up D&A)	DuPont Non-operating pension/OPEB (included in Op. EBITDA)	$500MM – $525MM YoY benefit
DuPont Amortization expense (this is added back while calculating Adj. EPS)	~$1.25B pre-tax Taxed at ~21%	Net Interest Expense (net of Interest Income, which is reported in Sundry Income/Expense line)	$1.25B – $1.30B
Net Income attributable to non-controlling Interests (reduced from net income)	~$160MM	Share Count	~2,320MM

YoY Synergy Savings Realized in FY18: $1.4B

1. All FY17 numbers are on a pro forma basis
2. Reflects HSC portfolio realignment between Materials Science Division (PM&C Segment) to Specialty Products Division (E&I Segment)

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©2018 DowDuPont. All rights reserved.

Agriculture Highlights

Second Quarter Results

- Seed sales of $3.9 billion increased 35% driven by sales volumes recovered from weather-related delays in planting in the Northern Hemisphere. Higher local price, related to new corn hybrids and A-series soybean.
- Crop Protection sales of $1.9 billion rose 7%, primarily due to volume gains associated with weather-related delays. Insecticide sales grew 20%, driven by strong product positioning and better supply. Currency offset a decline in local price.
- Operating EBITDA of $1.7 billion increased 45% due to the volume growth in NA and EMEA, higher selling prices in Seed, cost synergies, currency and lower pension/OPEB costs, partly offset lower expected planted area in North America, higher soybean royalty costs, increased R&D spending and investments in digital platforms.

	2Q18	2Q17
Net Sales ($MM)	5,730	4,595
Op. EBITDA ($MM)	1,685	1,165
Op. EBITDA Margin	29.4%	25.4%

YoY Sales change: Vol +20%, Local Price +4%
Currency +1%, Port./Other –

First Half Results

- Net sales of $9.5 billion decreased 1% as higher local prices, currency and new product sales were more than offset by a volume decline due to lower expected planted area in North America and Brazil, and sales of lower technology seeds in Brazil. Seed sales declined 3% while Crop Protection sales rose 3%.
- Operating EBITDA of $2.6 billion declined 2% on higher product costs, lower expected planted area in NA, a weaker Safrinha season and investments to support new product launches, partly offset by cost synergies, currency, lower pension/OPEB costs and sales gains in Crop Protection.

1H 2018 Net Sales



Seed
Crop Protection

	1H18	1H17
Net Sales ($MM)	9,538	9,644
Op. EBITDA ($MM)	2,576	2,626
Op. EBITDA Margin	27.0%	27.2%

YoY Sales change: Vol (5%), Local Price +2%
Currency +2%, Port./Other –

Second Half Outlook

- Sales in 2H expected to rise mid-single digits with volume and price gains, including benefits from new product launches, partly offset by currency and portfolio.
- Op. EBITDA in 2H to improve by >$100 million with growth in LA, new product launches in Crop Protection and cost synergies, partly offset by currency, portfolio and a corn-to-soy shift in Brazil.

©2018 DowDuPont. All rights reserved.
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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Materials Science Highlights

Division Highlights

- Net sales up 18%; Op. EBITDA up 22%; both up in all segments
- $175MM higher equity earnings (Kuwait JV's up $99MM, Sadara up $82MM)

	2Q18	2Q17
Net Sales ($MM)	12,583	10,696
Op. EBITDA ($MM)	2,581	2,120
Op. EBITDA Margin	20.5%	19.8%

Division Sales Change
Vol +10%
Local Price +5%
Currency +3%
Port./Other –

Performance Materials & Coatings

- Net sales up 15%; Op. EBITDA up 5%
- Consumer Solutions delivered double-digit sales growth on local price gains in all regions, price/volume management in upstream silicone intermediates and growth synergies
- Coatings & Performance Monomers sales grew, led by local price increases in all regions
- Op. EBITDA up on increased pricing, improved product mix and cost & growth synergies, partly offset by the absence of a SQLY asset sale gain

	2Q18	2Q17
Net Sales ($MM)	2,599	2,255
Op. EBITDA ($MM)	569	540
Op. EBITDA Margin	21.9%	23.9%

YoY Sales Change: Vol +2%, Local Price +10%, Currency +3%, Port./Other –

Industrial Intermediates & Infrastructure

- Net sales up 29%; Op. EBITDA up 64%
- Polyurethanes & CAV sales up double-digits in all regions led by improved pricing, customer wins in downstream systems applications and improved Sadara supply
- Industrial Solutions sales grew in industrial and consumer-led applications including lubricants and solvents
- Op. EBITDA up on higher price, cost synergies and increased equity earnings

	2Q18	2Q17
Net Sales ($MM)	3,885	3,013
Op. EBITDA ($MM)	682	417
Op. EBITDA Margin	17.6%	13.8%

YoY Sales Change: Vol +18%, Local Price +8%, Currency +3%, Port./Other –

Packaging & Specialty Plastics

- Net sales up 12%; Op. EBITDA up 14%
- Sales gains driven by volume and local price gains in most regions
- Double-digit demand growth in food & specialty, industrial & consumer and rigid packaging end-markets
- Op. EBITDA up on broad-based price increases and volume growth, higher equity earnings and cost synergies, which more than offset increased feedstock costs and higher planned turnaround activity

	2Q18	2Q17
Net Sales ($MM)	6,099	5,428
Op. EBITDA ($MM)	1,330	1,163
Op. EBITDA Margin	21.8%	21.4%

YoY Sales Change: Vol +8%, Local Price +1%, Currency +3%, Port./Other –

©2018 DowDuPont. All rights reserved.

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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Specialty Products Highlights

Division Highlights

- Volume gains delivered by all four segments and across all regions
- Op. EBITDA margin expanded by 280 bps

	2Q18	2Q17
Net Sales ($MM)	5,857	5,328
Op. EBITDA ($MM)	1,592	1,298
Op. EBITDA Margin	27.2%	24.4%

Division Sales Change
- Vol +4%
- Local Price +1%
- Currency +3%
- Port./Other +2%

Electronics & Imaging

- Volume growth led by a double-digit gain in interconnect solutions & continued strength in semis; partially offset by declines in photovoltaics
- Op. EBITDA down 9% as cost synergies, volume growth, lower pension/OPEB costs, and a currency benefit were more than offset by the absence of a prior year gain on the sale of a business and higher unit costs

	2Q18	2Q17
Net Sales ($MM)	1,203	1,221
Op. EBITDA ($MM)	372	410
Op. EBITDA Margin	30.9%	33.6%

YoY Sales change: Vol +3%, Local Price – Currency +1%, Port./Other (5%)

Nutrition & Biosciences

- Volume growth led by N&H on improved demand in specialty proteins & continued gains in probiotics & pharma
- Volume growth in IB on increased demand for bioactives & double-digit gains in CleanTech
- Op. EBITDA up 36% on a portfolio benefit, cost synergies, volume growth and lower pension/OPEB costs

	2Q18	2Q17
Net Sales ($MM)	1,775	1,494
Op. EBITDA ($MM)	433	318
Op. EBITDA Margin	24.4%	21.3%

YoY Sales change: Vol +4%, Local Price +1% Currency +3%, Port./Other +11%

Trans & Adv Polymers

- Volume gains led by increases in all key end-markets including auto, electronics, aerospace & healthcare. Gains in local price were driven by nylon amid tight supply and higher feedstock costs
- Op. EBITDA up 45% as sales gains, lower pension/OPEB costs, currency and cost synergies were partly offset by higher raw materials

	2Q18	2Q17
Net Sales ($MM)	1,468	1,284
Op. EBITDA ($MM)	446	308
Op. EBITDA Margin	30.4%	24.0%

YoY Sales change: Vol +6%, Local Price +5% Currency +3% , Port./Other –

Safety & Construction

- Volume gains led by strength in aramids in industrial and aerospace end-markets
- Construction volumes increased due to end-market improvement
- Op. EBITDA increased 30% primarily due to lower pension/OPEB costs, increased volume, cost synergies and currency; partially offset by higher raw material costs

	2Q18	2Q17
Net Sales ($MM)	1,411	1,329
Op. EBITDA ($MM)	341	262
Op. EBITDA Margin	24.2%	19.7%

YoY Sales change: Vol +3%, Local Price +1% Currency +2%, Port./Other –

©2018 DowDuPont. All rights reserved.

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Prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X.

Appendix

3Q18 Segment Expectations

Refer in conjunction with slide 5.

Segments	Key Sales and Operating EBITDA Outlook Drivers (3Q18 vs. 3Q17[1])
Agriculture	3Q sales growth in mid-single digits on new products - including increased Leptra® corn penetration and new crop protection launches - and pricing benefits. Operating EBITDA to rise mid-20s percent in 3Q led by cost synergies, lower pension/OPEB expense and sales gains, partly offset by unfavorable currency (BRL) and portfolio changes. Full-year sales expected to be flat with new product launches and pricing offset by reductions in planted area in NA and LA. Full-year EBITDA up mid-single digits due to pricing, cost synergies and lower pension/OPEB costs, partly offset by higher royalty expense and investments in R&D and digital platforms.
Performance Materials & Coatings	Sales up on continued pricing momentum, currency tailwinds and robust downstream market demand. Operating EBITDA growth driven by pricing gains in upstream silicone intermediates, as well as cost and growth synergies. Note: Effective in 3Q18, HSC equity earnings will be reported in the Electronics & Imaging segment.
Industrial Intermediates & Infrastructure	Sales growth on volume from new Sadara capacity and sustained healthy demand. Operating EBITDA expected to be down on softening isocyanates pricing, from 1H levels, as well as an MDI force majeure ($40MM – $60MM headwind) on the USGC. These headwinds are expected to be partly offset by continued cost synergies. 3Q18 equity earnings expected to be up ~$30MM YoY on sustained MEG margins and continued Sadara improvement. The YoY Sadara improvement is expected to moderate vs. the 1H pace as the JV laps full commercial operations.
Packaging & Specialty Plastics	Sales growth supported by U.S. Gulf Coast capacity additions and strong demand. Operating EBITDA up on new capacity, lower startup costs (~$20MM in 3Q18) and continued cost synergies, partly offset by higher feedstock costs and turnaround activity (up $40MM - $60MM YoY). 3Q18 equity earnings expected to be flat YoY at ~$70MM, as improvement from Sadara and the Kuwait JVs are offset by the Thailand JVs due to compressing naphtha margins. The YoY Sadara improvement is expected to moderate vs. the 1H pace as the JV laps full commercial operations.
Electronics & Imaging	Sales expected to be about flat as volume growth will be offset by lower local price. Continued strength in semiconductors and interconnect solutions is expected to be partially offset by declines in photovoltaics due to reduced incentives in China. Operating EBITDA expected to be up low-single-digits percent on cost synergies, volume growth and lower pension/OPEB costs partially offset by higher raw material costs, growth investments and lower equity earnings from the HSC joint venture.
Nutrition & Biosciences	Sales expected to be up mid-teens percent on benefits from portfolio-related actions (FMC acquisition), volume growth and local price gains. Operating EBITDA expected to be up in the mid-twenties percent range on sales gains, cost synergies, lower pension/OPEB costs, partially offset by higher raw material costs and growth investments.
Transportation & Advanced Polymers	Sales to increase by mid-single digits percent driven by volume and local pricing gains, reflecting strong end-market demand and continued tightness in nylon markets. Operating EBITDA projected to increase by the high-twenties percent on sales gains, cost synergies and lower pension/OPEB expense, partly offset by higher raw materials costs.
Safety & Construction	Sales to be up by the high-single digits percent on volume and local pricing gains driven by continued strength in industrial and construction markets. Operating EBITDA estimated to increase by the low-teens percent due to lower pension/OPEB expense, cost synergies and sales gains partly offset by higher raw materials costs and the absence of a prior-year gain ($30MM).

1. 3Q17 on a pro forma basis

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Safe Harbor Statement Regulation G This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures include the Company's pro forma consolidated results and pro forma earnings per share on an adjusted basis, which excludes the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont's intangible assets. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company's segments, including allocating resources. DowDuPont's management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year-over-year results. These non-GAAP measures supplement the Company's U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations of non-GAAP measures to GAAP are provided in the financial schedules attached to the earnings news release and the Investor Relations section of the Company’s website. DowDuPont does not provide forward-looking GAAP financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most comparable GAAP financial measures on a forward- looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses, potential future asset impairments and purchase accounting fair value adjustments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on GAAP results for the guidance period. Operating EBITDA is defined as earnings (i.e.,” Income from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “Income from continuing operations before income taxes”) before interest, depreciation, amortization and foreign exchange gains (losses), excluding the impact of adjusted significant items. Adjusted EPS is defined as “Earnings per common share from continuing operations – diluted” excluding the after-tax impact of significant items and the after-tax impact of amortization expense associated with DuPont’s intangible assets. Pro forma Adjusted EPS is defined as “Pro forma earnings per common share from continuing operations – diluted” excluding the after-tax impact of pro forma significant items and the after-tax impact of pro forma amortization expense associated with DuPont’s intangible assets. Full year and prior year information is on a pro forma basis and was determined in accordance with Article 11 of Regulation S-X. Cautionary Statement about Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words. On December 11, 2015, The Dow Chemical Company (“Dow”) and E. I. du Pont de Nemours and Company (“DuPont”) entered into an Agreement and Plan of Merger, as amended on March 31, 2017, (the “Merger Agreement”) under which the companies would combine in an all-stock merger of equals transaction (the “Merger”). Effective August 31, 2017, the Merger was completed and each of Dow and DuPont became subsidiaries of DowDuPont (Dow and DuPont, and their respective subsidiaries, collectively referred to as the "Subsidiaries"). Forward-looking statements by their nature address matters that are, to varying degrees, uncertain, including the intended separation, subject to approval of the Company’s Board of Directors, and customary closing conditions, of DowDuPont’s agriculture, materials science and specialty products businesses in one or more tax-efficient transactions on anticipated terms (the “Intended Business Separations”). Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. Some of the important factors that could cause DowDuPont’s, Dow’s or DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) costs to achieve and achieving the successful integration of the respective agriculture, materials science and specialty products businesses of Dow and DuPont, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, productivity actions, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined operations; (ii) costs to achieve and achievement of the anticipated synergies by the combined agriculture, materials science and specialty products businesses; (iii) risks associated with the Intended Business Separations, including conditions which could delay, prevent or otherwise adversely affect the proposed transactions, including possible issues or delays in obtaining required regulatory approvals or clearances related to the Intended ©2018 DowDuPont. All rights reserved. 13

Safe Harbor Statement, continued Forward-Looking Statements, continued Business Separations, associated costs, disruptions in the financial markets or other potential barriers; (iv) disruptions or business uncertainty, including from the Intended Business Separations, could adversely impact DowDuPont’s business (either directly or as conducted by and through Dow or DuPont), or financial performance and its ability to retain and hire key personnel; (v) uncertainty as to the long-term value of DowDuPont common stock; and (vi) risks to DowDuPont’s, Dow’s and DuPont’s business, operations and results of operations from: the availability of and fluctuations in the cost of feedstocks and energy; balance of supply and demand and the impact of balance on prices; failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including trade disputes and retaliatory actions; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for the Company, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce the Company’s intellectual property rights; failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in the current, quarterly and annual reports filed with the U. S. Securities and Exchange Commission by DowDuPont. While the list of factors presented here is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DowDuPont’s, Dow’s or DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. None of DowDuPont, Dow or DuPont assumes any obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DowDuPont’s 2017 annual report on Form 10-K. The Dow Diamond, DuPont Oval logo, DuPont™, the DowDuPont logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company, E. I. du Pont de Nemours and Company, DowDuPont Inc. or their affiliates. In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been included in the following financial schedules. The unaudited pro forma financial information is based on the historical consolidated financial statements and accompanying notes of both Dow and DuPont and has been prepared to illustrate the effects of the Merger, assuming the Merger had been consummated on January 1, 2016. The results for the three months ended March 31, 2018, are presented on a U.S. GAAP basis. For all other periods presented, adjustments have been made for (1) the preliminary purchase accounting impact, (2) accounting policy alignment, (3) eliminate the effect of events that are directly attributable to the Merger Agreement (e.g., one-time transaction costs), (4) eliminate the impact of transactions between Dow and DuPont, and (5) eliminate the effect of consummated divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Dow and DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor is it indicative of the future operating results of DowDuPont. The unaudited pro forma financial information does not reflect any cost or growth synergies that DowDuPont may achieve as a result of the Merger, future costs to combine the operations of Dow and DuPont or the costs necessary to achieve any cost or growth synergies. Discussion of revenue, operating EBITDA and price/volume metrics on a divisional basis for Agriculture is based on the results of the Agriculture segment; for Materials Science is based on the combined results of the Performance Materials & Coatings, Industrial Intermediates & Infrastructure, and Packaging & Specialty Plastics segments; and for Specialty Products is based on the combined results of the Electronics & Imaging, Nutrition & Biosciences, Transportation & Advanced Polymers, and Safety & Construction segments. The divisional discussions are for informational purposes only and do not purport to be indicative of results, including on a pro forma basis, for each of Agriculture, Materials Science and Specialty Products on a standalone basis as if the Intended Business Separations had already occurred. Furthermore, the divisional discussions should not be construed as representative of future results of operations or financial condition for each of Agriculture, Materials Science and Specialty Products on a standalone basis in connection with the Intended Business Separations. ©2018 DowDuPont. All rights reserved. 14